U.S. GLOBAL ACCOLADE FUNDS

                               BONNEL GROWTH FUND


                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234

                        1-800-US-FUNDS (1-800-873-8637)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)

                        INTERNET: HTTP://WWW.USFUNDS.COM

                                   PROSPECTUS


                                FEBRUARY 3, 1997
                             AMENDED MARCH 20, 1997


This prospectus presents information that a prospective investor should know about the Bonnel Growth Fund (the "Fund"), a diversified series of U.S. Global Accolade Funds (the "Trust"), formerly Accolade Funds. The Trust is an open-end management investment company. Investors are responsible for determining whether or not an investment in the Fund is appropriate for their needs. Read and retain this prospectus for future reference.

A Statement of Additional Information dated February 3, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement is available free from U.S. Global Accolade Funds upon request at the address set forth above or by calling 1-800-US-FUNDS (1-800-873-8637).

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF FEES AND EXPENSES.........          2
FINANCIAL HIGHLIGHTS.................          3
INVESTMENT OBJECTIVES AND
CONSIDERATIONS.......................          5
OTHER INVESTMENT PRACTICES...........          6
RISK FACTORS.........................          9
HOW TO PURCHASE SHARES...............         10
HOW TO EXCHANGE SHARES...............         13
HOW TO REDEEM SHARES.................         15
HOW SHARES ARE VALUED................         20
DIVIDENDS AND TAXES..................         21
THE TRUST............................         22
MANAGEMENT OF THE FUND...............         23
DISTRIBUTION EXPENSE PLAN............         26
PERFORMANCE INFORMATION..............         27

                          SUMMARY OF FEES AND EXPENSES

The following summary is provided to assist you in understanding the various costs and expenses a shareholder in the Fund could bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load...................   None
     Redemption Fee.......................   None
     Administrative Exchange Fee.......... $ 5.00
     Account Closing Fee (does not
        apply to exchanges)............... $10.00
     Trader's Fee (shares held less
        than 30 days).....................  0.25%
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management and Administrative
        Fees..............................  1.00%
     12b-1 Fees...........................  0.25%
     Other Expenses, including
        Transfer Agency
        and Accounting Service
        Fees..............................  0.58%
     Total Fund Operating Expenses
        (net of waivers and
        reimbursements)...................  1.83%

Except for active ABC Investment Plan(R) accounts, custodial accounts for minors and retirement accounts, if an account balance falls, for any reason other than market fluctuations, below $5,000 anytime during a month, that account will be subject to a monthly small account charge of $1 which will be payable quarterly. See SMALL ACCOUNTS.

A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 charge. International wires will be higher.

HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES(1):

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

     1 year...............................  $  29
     3 years..............................  $  67
     5 years..............................  $ 108
     10 years.............................  $ 219

The Hypothetical Example is based upon the Fund's historical expenses which are expected to decline as the Fund's net assets increase. In conformance with SEC regulations, the example is based upon a $1,000 investment; however, the Fund's minimum investment is $5,000. In practice, a $1,000 account would be assessed a monthly $1 small account charge which is not reflected in the example. See SMALL ACCOUNTS. Included in these estimates is the account closing fee of $10 for each period. This fee is a flat charge that does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than the illustration implies. The example should not be considered a representation of future expenses. Actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

The following per share data and ratios for a share of beneficial interest outstanding throughout the period ended September 30, 1995, and the year ended September 30, 1996, have been audited by Price Waterhouse LLP,


------------
(1) Annual Fund Operating Expenses and the Hypothetical Example are based on the Fund's historical expenses. Management fees, transfer agency fees, and accounting services fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly-owned subsidiaries. The Advisor then pays a part of the management fee to Bonnel, Inc. (the "Sub-Advisor") for serving as sub-advisor. Please refer to the section entitled MANAGEMENT OF THE FUNDS for further information.

the Fund's independent accountants. The related financial statements and the report of independent accountants are included in the Fund's 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the SAI which may be obtained without charge.

Selected data for a capital share outstanding throughout each period is as follows:

                                         FOR THE YEAR      OCT. 17, 1994*
                                            ENDED                TO
                                        SEPT. 30, 1996     SEPT. 30, 1995
                                        --------------     --------------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................      $  14.81           $  10.02
                                        --------------     --------------
     Net investment loss.............         (0.14)             (0.07)(a)
     Net realized and unrealized gain
        on investments...............          3.13               4.91
                                        --------------     --------------
Total from investment operations.....          2.99               4.84
                                        --------------     --------------
Dividends and distributions:
     Dividends in excess of net
        investment income............       --                   (0.05)
     Distributions in excess of net
        realized gains...............         (0.65)           --
                                        --------------     --------------
Total dividends and distributions....         (0.65)             (0.05)
                                        --------------     --------------
Net asset value, end of period.......      $  17.15           $  14.81
                                        ==============     ==============
Total Investment Return(b)...........         21.27%             48.74%
Ratio/Supplemental Data:
Net assets, end of period (in
  thousands).........................      $ 90,696           $ 24,673
Ratio of expenses to average net
  assets.............................          1.83%              2.48%(c)
Ratio of net income to average net
  assets.............................         (1.32)%            (1.46)%(c)
Portfolio turnover...................           212%               145%
Average commission rate paid.........      $   0.07                N/A

See accompanying notes to Financial Statements.

------------

(a)  Net of expense reimbursements and fee waivers.

(b)  Total return does not reflect the effect of account fees.

(c) Annualized ratio is net of fee waivers. Had such reimbursements not been made, the annualized expense ratio in effect during the period, subject to the most restrictive state limitation, would have been 2.50% and the annualized net investment income ratio would have been (1.52)%.

* Commencement of operations.

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

The investment objective of the Bonnel Growth Fund (the "Fund") is long-term growth of capital. Current income is not an objective and any income received is incidental. The Fund seeks this growth by investing primarily in the common stocks of domestic and foreign issuers. The Fund does not intend to invest in fixed income securities other than money market instruments and convertible bonds. There is no assurance that the Fund will achieve its investment objective. Neither the investment objective nor the investment policy is a fundamental policy, and the Board of Trustees may change them without shareholder approval. However, shareholders will be notified in writing at least 30 days before any material change to either the Fund's investment objective or its investment policy.

Common stocks will be selected that meet certain fundamental and technical selection standards which, in the Sub-Advisor's opinion, have appreciation potential. The Fund expects to focus its investments on mid-capitalization companies with market capitalizations of around $1 billion. However, the Fund is not limited to mid-capitalization stocks and will also invest in large and small capitalization companies. Fundamental investment criteria include, but are not limited to, earnings figures, equity ownership by management, market leadership, strong management, price to earnings ratios, debt to equity ratios, and the general growth prospects of the issuer. Common stocks will not be eliminated simply because they do not pay a current dividend. Technical selection considerations include, but are not limited to, stock price movement and magnitude of trading volume. These criteria may lead the Fund to invest more or less of its assets in specific industries as market conditions change, but the Fund does not focus its investments in any particular industry. The Fund may invest in securities traded on domestic or foreign exchanges, quoted on NASDAQ or traded on the domestic or foreign over-the-counter markets. The Sub-Advisor is not obligated to conform to any particular fundamental or technical standard of selection or to the ranking of such standards. Standards of selection and their ranking will vary according to the Sub-Advisor's judgment.

The Sub-Advisor intends to stay fully invested in such stocks, regardless of the movement of stock prices generally. Under normal market conditions, the Fund is required to have at least 80% of the value of its total assets in equity securities. Of that 80%, no more than 5% may consist of preferred stock or bonds convertible into common stock. The remainder of the portfolio may be invested in money market instruments to provide liquidity, purchase portfolio securities, pay redemptions and meet other demands for cash. When the Sub-Advisor determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments for temporary defensive purposes.

The Fund may invest up to 25% of its total assets in common stocks and other equity securities of foreign issuers, but only if they are listed on a domestic or foreign exchange, quoted on NASDAQ or traded on the domestic or foreign over-the-counter market. See RISK FACTORS in this prospectus. As a part of the 25% limitation, no more than 5% of the Fund's net assets will be invested in securities of issuers domiciled in countries considered by the Advisor to be emerging markets.

The Fund may invest in sponsored or unsponsored American Depository Receipts ("ADRs") representing shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the Fund's investment policies, the Fund's investment in ADRs will be deemed to be investments in the underlying securities.

                           OTHER INVESTMENT PRACTICES

As a fundamental policy, which cannot be changed without a vote of shareholders:

     (a) the Fund may not invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities);

     (b) with respect to 75% of its total assets, the Fund will not: (i) invest more than 5% of the value of its total assets in the securities of any one issuer (except such limitation will not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities); nor (ii) acquire more than 10% of the outstanding voting securities of any one issuer;

     (c) the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets;

     (d) the Fund may borrow up to 33 1/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowings) when deemed desirable or appropriate to effect redemptions, provided that the Fund will not purchase additional securities while borrowings exceed 5% of the Fund's total assets.

PORTFOLIO TURNOVER

It is the policy of the Fund to seek long-term growth of capital. The Fund will effect portfolio transactions without regard to its holding period if, in the judgment of the Advisor and Sub-Advisor, such transactions are in the best interests of the Fund. The Fund's historical portfolio turnover ratio is presented in the FINANCIAL HIGHLIGHTS section of this prospectus. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Fund's ability to engage in short-term trading if the security has been held for less than three months. See PORTFOLIO TURNOVER in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

In executing portfolio transactions and selecting brokers or dealers, the Fund seeks the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the Advisory and Sub-Advisory agreements, the Advisor and Sub-Advisor are permitted, in certain circumstances, to pay a higher commission than might otherwise be paid in order to acquire brokerage and research services. The Advisor and Sub-Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such cases, the Board of Trustees will review the commissions paid by the Fund to determine if the commissions paid over representative periods are reasonable in relation to the benefits obtained. The advisory fee of the Advisor would not be reduced because of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker dealers through or with whom the Fund places portfolio transactions, the Advisor or Sub-Advisor may be relieved of expenses which they might otherwise bear.

The Fund executes most of its transactions through a small group of broker-dealers selected for their ability to provide brokerage and research services. The Fund may occasionally purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Fund will usually deal through its selected broker-dealers and pay a commission on such transactions. The Fund believes that the execution and brokerage services it receives justify use of broker-dealers in these over-the-counter transactions. See PORTFOLIO TRANSACTIONS in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. The Fund may receive a fee from broker-dealers for lending its portfolio securities. The Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, United States Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. The Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. The Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

REPURCHASE AGREEMENTS

The Fund may invest part of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, the Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy.

PUT AND CALL OPTIONS

The Fund may purchase or sell call options and may purchase put options on individual securities and on equity indexes. The Fund will not purchase any option if, immediately afterwards, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. For a more complete discussion, see PUT AND CALL OPTIONS in the Statement of Additional Information.

                                  RISK FACTORS

EQUITY PRICE FLUCTUATIONS

Equity securities are subject to price fluctuations depending on a variety of factors including market, business and economic conditions. Investment in growth stocks can involve special risks. In seeking long term growth of capital, the Fund may often purchase common stock of small- and medium-size companies which may be unseasoned, the stock of which often fluctuates in price more than common stocks of larger, more mature companies such as many of those included in the Dow Jones Industrial Average. Therefore, an investor should expect that the share price of the Fund will often be more volatile, in both "up" and "down" markets, than most of the popular stock averages.

FOREIGN SECURITIES

Investment in foreign securities may involve risks not present in domestic investment. These include fluctuating exchange rates; the fact that foreign issuers may be subject to different, and in some cases, less comprehensive accounting, financial reporting and disclosure standards than are domestic issuers; the risk of adverse changes in foreign investment or exchange control regulations; volatile currency markets; expropriation or confiscatory taxation; political or financial instability; or other developments which can affect investments. For more detailed information, see FOREIGN SECURITIES in the Statement of Additional Information.

PUTS AND CALLS

The Fund may purchase or sell call options and may purchase put options on individual securities and on equity indexes. If the Fund sells a covered call option and the securities owned by the Fund appreciate above the option's strike price, the Fund will generally be asked to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price. When purchasing call options the Fund will realize a loss equal to all or a part of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium before the call option's expiration. When purchasing put options the Fund will realize a loss equal to all or a part of the premium paid for the option if the price of the underlying security increases or does not decrease by more than the premium before the put option's expiration.

                             HOW TO PURCHASE SHARES

The minimum initial investment for the Fund is $5,000 for regular accounts or $1,000 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in the ABC Investment Plan(R) (Automatically Building Capital) is $1,000, and the minimum subsequent investment pursuant to such a plan is $100 or more per month per account. No minimum purchase is required for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates. Management may waive the minimum initial or subsequent investment requirement for purchases made through qualifying broker-dealers or certain institutional programs.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

Send your application and check, made payable to the Bonnel Growth Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

When making subsequent investments, enclose your check with the return remittance section of the confirmation statement, or write your name, address and account number on your check or a separate piece of paper and mail to the address mentioned above. Do not use the remittance part of your confirmation statement for a different fund because it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each fund. Third party checks will not be accepted, and the Trust reserves the right to refuse to accept second party checks.

BY TELEPHONE

Once your account is open, you may make investments by telephone by calling 1-800-US-FUNDS (1-800-873-8637). Investments by telephone are not available in money market funds or any retirement account administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. You cannot exchange shares purchased by telephone until after payment has been received and accepted by the Trust.

BY WIRE

You may make your initial or subsequent investments in U.S. Global Accolade Funds by wiring funds. To do so, call U.S. Global Accolade Funds at
1-800-US-FUNDS   (1-800-873-8637)   for  a   confirmation   number   and  wiring
instructions.

BY ABC INVESTMENT PLAN(R)

The ABC Investment Plan(R) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the U.S. Global Investors family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan(R) form authorizing U.S. Global Accolade Funds to draw on your money market or bank account for a minimum of $100 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of U.S. Global Accolade Funds without requiring a $5,000 minimum initial investment.

Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment Plan(R) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

You may call 1-800-873-8637 to open a treasury money market fund or you could ask your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan anytime by letter received by U.S. Global Accolade Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. U.S. Global Accolade Funds reserves the right to reject any application or investment. Orders received by the Fund's transfer agent or a subagent before 4:00 p.m. Eastern time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. If the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

If your telephone order to purchase shares is canceled due to nonpayment or late payment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust because of such cancellation.

If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20, and you will be responsible for any loss incurred by the Trust with respect to canceling the purchase.

To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason. Such a purchaser may be prohibited from placing additional orders unless investments are accompanied by full payment by wire or cashier's check.

U.S. Global Accolade Funds charges no sales  commissions or "loads" of any kind.
However,   investors   may   purchase   and  sell  shares   through   registered
broker-dealers who may charge fees for their services.

CHECKS DRAWN ON FOREIGN BANKS. To be received in good order, an investment must be made in U.S. dollars payable through a bank in the U.S. As an accommodation, the Fund's transfer agent may accept checks payable in a foreign currency or drawn on a foreign bank and will attempt to convert such checks into U.S. dollars and repatriate such amount to the Fund's account in the U.S. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available to the Fund through a bank in the U.S. Your investment in the Fund may be delayed until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

The Fund is required by Federal law to withhold and remit to the United States Treasury a part of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the transfer agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year-end.

CONFIRMATION STATEMENTS

When you open your account, U.S. Global Accolade Funds will send you a confirmation statement that will be your evidence that you have opened an account with U.S. Global Accolade Funds. The confirmation statement is nonnegotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. The fund does not issue stock certificates.

                             HOW TO EXCHANGE SHARES

You have the privilege of exchanging into any of the other funds in the U.S. Global Investors family of funds. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE U.S. GLOBAL INVESTORS FAMILY OF FUNDS

Investing involves balancing potential rewards against potential risks. To achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan(R). The list below is a reward and risk guide to all of the mutual funds in the U.S. Global Investors family of funds. This guide may help you decide if a fund is suitable for your investment goals.

                HIGH REWARD  China Region Opportunity Fund
                  HIGH RISK  Regent Eastern European Fund
                             U.S. Gold Shares Fund
                             U.S. World Gold Fund
                             U.S. Global Resources Fund
                             Adrian Day Global Opportunity Fund
                             Bonnel Growth Fund
            MODERATE REWARD  U.S. Real Estate Fund
              MODERATE RISK  U.S. All American Equity Fund
                             MegaTrends Fund
                             U.S. Income Fund
                             U.S. Tax Free Fund
                             United Services Near-Term Tax Free Fund
                 LOW REWARD  U.S. Government Securities Savings Fund
                   LOW RISK  U.S. Treasury Securities Cash Fund

If  you  have   additional   questions,   one  of  our   professional   investor
representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

You will be able to automatically direct U.S. Global Accolade Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges, neither the Fund nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, because of this policy, will bear the risk of loss. The Fund and/or its transfer agent will, however, use reasonable procedures to confirm that telephone instructions are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations). If either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

You may direct U.S. Global Accolade Funds in writing to exchange your shares between identically registered accounts in the U.S. Global Investors family of funds. The request must be signed exactly as the name appears in the registration. Before writing, read ADDITIONAL INFORMATION ABOUT EXCHANGES.

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) A $5 charge will be paid to United Shareholder Services, Inc. ("USSI" or the "Transfer Agent") for each exchange out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. Exchange fees cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will also be delayed. Separate Fund shares will be priced at their net asset value at the time of purchase. Redemption proceeds will not be invested in either fund during this period. Fund shares will always be redeemed immediately; however, Separate Fund shares will not be purchased until investable proceeds are available. You will be notified immediately if the purchase will be delayed.

     (3) Shares may not be exchanged unless you have furnished U.S. Global Accolade Funds with your tax identification number, certified as required by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. See TAX IDENTIFICATION NUMBER.

     (4) Exchanges out of the Bonnel Growth Fund of shares held less than 30 days are subject to a trader's fee. See TRADERS FEE PAID TO FUND.

     (5) The exchange privilege may be canceled anytime. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

You may redeem any or all of your shares at will. Requests received in proper order by the Trust's transfer agent or a subagent before 4:00 p.m. Eastern time, Monday through Friday exclusive of business holidays, will receive the share price next computed after receipt of the request.

BY MAIL

A written request for redemption must be in "proper order," which requires the delivery of the following to the transfer agent:

     (1) written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) signature guarantees when required; and

     (3) additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees, and other fiduciaries. Redemptions will not become effective until all documents, in the form required, have been received by the transfer agent. Before writing, read ADDITIONAL INFORMATION ABOUT REDEMPTIONS.


HOW TO EXPEDITE REDEMPTIONS

To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a U.S. Global Investors treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See HOW TO EXCHANGE SHARES for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 for more information concerning telephone redemptions and a treasury money market fund prospectus.

SPECIAL REDEMPTION ARRANGEMENTS

Institutional investors, brokers, advisers, banks or similar institutions (whether acting for themselves or on behalf of a client) may make special arrangements to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For additional information, call the Trust at 1-800-873-8637. Telephone redemptions are available for Chairman's Circle accounts.

SIGNATURE GUARANTEE

Redemptions of more than $15,000 require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, if
(a) proceeds are to be paid to someone other than the registered owner of the shares or (b) proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with the guarantor; and (iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to seven days. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

You may authorize the Fund to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed or wired until the purchase check has cleared, which may take up to seven days. A $10 charge will be deducted from redemption proceeds to cover the wire. International wire charges will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

A request to redeem shares in an IRA or similar retirement account must be accompanied by IRS Form W4-P and a reason for withdrawal as required by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to redeem or prohibit would have a material adverse consequence to the Trust and its shareholders. No account closing fee or redemption fee will be charged to investors whose accounts are closed under this provision.

TRADER'S FEE PAID TO FUND

A trader's fee of 25 basis points or 0.25% of the value of shares redeemed or exchanged will be assessed to shareholders who redeem or exchange shares of the Fund held less than thirty (30) calendar days. The trader's fee will be paid to the Fund to benefit remaining shareholders by protecting them against expenses due to excessive trading. Excessive short-term trading has an adverse impact on effective portfolio management as well as on Fund expenses. The Fund has reserved the right to refuse investments from shareholders who engage in short-term trading that may be disruptive to the Fund.

ACCOUNT CLOSING FEE

To reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be delivered to them by mail or wire. The charge is payable directly to the Fund's transfer agent; the transfer agent will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the transfer agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. Account closing fees do not apply to exchanges between the funds in the U.S. Global Investors family of funds nor do they apply to involuntarily redeemed accounts.

SMALL ACCOUNTS

Fund accounts which fall, for any reason other than market fluctuations, below $5,000 anytime during the month will be subject to a monthly small account charge of $1 which will be payable quarterly. The charge is payable directly to the Fund's transfer agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the costs of maintaining shareholder accounts more equally among shareholders.

As a special service for small investors, active ABC Investment Plan(R) accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

To reduce Fund expenses, the Trust may redeem all shares in any shareholder account, other than active ABC Investment Plan(R) accounts, custodial accounts for minors and retirement plan accounts, if, for a period of more than three months, the account has a net asset value of $2,500 or less and the reduction in value is not due to market fluctuations. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will give those shareholders an opportunity to increase their accounts by investing enough assets to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

Shareholders will normally receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

The Trust offers a number of plans and services to meet the special needs of certain investors. Plans include:

     (1) payroll deduction plans, including military allotments;

     (2) custodial accounts for minors;

     (3) flexible, systematic withdrawal plans; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

There is an annual charge for each retirement plan fund account for which Security Trust & Financial Company ("ST&FC"), a wholly-owned subsidiary of the Advisor, acts as custodian. If the administrative charge is not paid separately before the last business day of a calendar year or before a total redemption, it will be deducted from the shareholder's account. Application forms and brochures describing these plans and services can be obtained from the transfer agent by calling 1-800-US-FUNDS (1-800-873-8637).

SHAREHOLDER SERVICES

United Shareholder Services, Inc., a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

Shareholders can access current information 24 hours a day on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

Shares of the Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. United Shareholder Services, Inc. calculates the net asset value per share of the Fund. Net asset value per share is determined, and orders become effective, as of 4:00 p.m. Eastern time, Monday through Friday exclusive of business holidays when the NYSE is closed, by dividing the aggregate net assets of the Fund by the total number of outstanding shares of the Fund. If the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

Valuation will be calculated in U.S. dollars. Securities quoted in other currencies will be converted to U.S. dollars using the exchange rate then in effect in the principal market in which the relevant securities are traded. A portfolio security listed or traded on an international market (market other than those in the United States or Canada), either on an exchange or over-the-counter, is valued at the last reported sales price before the time when assets are valued. A portfolio security listed or traded in the domestic market (market in the United States or Canada), either on an exchange or over-the-counter, is valued at the latest reported sale price before the time when assets are valued. Lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Trustees.

Portfolio securities traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. If the price of a portfolio security is determined to be materially different from its current market value, then such security will be valued at fair value as determined by Management and approved in good faith by the Board of Trustees.

Debt securities with maturities of 60 days or less at the time of purchase are valued based on the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              DIVIDENDS AND TAXES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on its net investment income and capital gain net income distributed to shareholders.

All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. Alternatively, investors may choose (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash, (2) payment of capital gain distributions in cash and automatic reinvestment of income dividends in Fund shares, or (3) all capital gain distributions and income dividends paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Undeliverable dividend checks returned to the Fund and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned, and the distribution option will be changed to "reinvest."

At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these distributions are fully taxable.

The Fund generally pays income dividends and distributes capital gains, if any, annually.

Mutual funds are potentially subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Part of these dividends may qualify for the 70% dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held his shares.

Each January shareholders will receive a report of their Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year. This statement will also show whether and to what extent distributions qualify for the 70% dividends received deduction available to corporations.

This discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                                   THE TRUST

U.S. Global Accolade Funds (the "Trust") is an open-end management investment company consisting of several separate, diversified portfolios.

The Trust was formed April 16, 1993, as a business trust under the laws of the Commonwealth of Massachusetts. It is a series company authorized to issue shares without par value in separate series. Shares of the series have been authorized; shares of each series represent an interest in a separate portfolio. The Board of Trustees of the Trust has the power to create additional portfolios anytime without a vote of shareholders of the Trust.

Under the Trust's First Amended and Restated Master Trust Agreement, no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. The Trustees serve for six-year terms. No shareholder meeting will ordinarily be held unless otherwise required by the Investment Company Act of 1940 (the "1940 Act"). The Trust will call a meeting of shareholders for purposes of voting on the question of removal of one or more Trustees when requested in writing to do so by record holders of not less than 10% of the Trust's outstanding shares, and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, regardless of the relative net asset value of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights and are fully transferable with no conversion rights.

                             MANAGEMENT OF THE FUND

TRUSTEES

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE SUB-ADVISOR

Effective September 21, 1994, the Advisor and the Trust contracted with Bonnel, Inc. to serve as Sub-Advisor for the Fund. Mr. Arthur Bonnel formed the Sub-Advisor, a registered investment advisor. Mr. Bonnel, who serves as the Fund's portfolio manager, has been managing money since 1970 and was previously the portfolio manager of a successful mutual fund for more than five years.

The Sub-Advisor, located at P.O. Box 649, Reno, Nevada, manages the composition of the portfolio and furnishes the Fund advice and recommendations with respect to its investments and its investment program and strategy, subject to the general supervision and control of the Advisor and the Trust's Board of Trustees. The Advisor and Sub-Advisor share the management fee equally, subject to a minimum sub-advisory fee and various offsetting adjustments. The Fund is not responsible for paying the Sub-Advisor's fee.

Advisor and Sub-Advisor investment personnel may invest in securities for their own accounts according to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Mr. Bonnel served as the portfolio manager of the MIM Stock Appreciation Fund from August 1987 through May 1994. On February 28, 1994, that fund had $60.1 million in net assets. However, the MIM Stock Appreciation Fund is no longer in existence. As portfolio manager of the MIM Stock Appreciation Fund, Mr. Bonnel had full discretionary authority over the selection of investments for that fund. Average annual returns for the one-year, three-year and five-year periods ended February 28, 1994, compared with the performance of the Standard & Poor's 500 Composite Stock Price Index were:

                                        THE MIM STOCK
                                        APPRECIATION       S&P 500
                                         FUND(A)(B)        INDEX(C)
                                        -------------      --------
One Year................................     21.58%           8.31%
Three Years.............................     20.80           11.61
Five Years..............................     20.64           13.64

----------------------
     (a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

     (b) The expense ratio of the MIM Stock Appreciation Fund from 1988 through 1993 ranged from a high of 3.05% in 1988 to a low of 2.47% in 1993. The expense ratio of the Bonnel Growth Fund for the year ended September 30, 1996, was 1.83%.

     (c) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stocks generally representative of the United States stock market. The index is adjusted to reflect reinvestment of dividends.

Historical performance is not an indication of future performance. The MIM Stock Appreciation Fund was a separate fund, and its historical performance is not indicative of the potential performance of the Bonnel Growth Fund. Share prices and investment returns will fluctuate reflecting market conditions and also changes in company-specific fundamentals of portfolio securities.

THE INVESTMENT ADVISOR

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated September 21, 1994, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes is Chairman of the Board of Directors and Chief Executive Officer of the Advisor, and President and Trustee of the Trust. Since October 1989, Mr. Holmes has owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968 and serves as investment advisor to U.S. Global Investors Funds (formerly United Services Funds), a family of mutual funds with approximately $1.5 billion in assets.

The Advisor provides management and investment advisory services to the Trust and to the Funds in the Trust. The Advisor furnishes an investment program for the Fund; determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold and held; and makes changes on behalf of the Trust in the investments of the Fund.

Investment decisions for the Fund are made independently from those of other investment companies advised by U.S. Global Investors, Inc.

The Advisor also provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expenses of printing and mailing prospectuses and sales materials used for promotional purposes.

The Advisory Agreement with the Trust provides for the Fund to pay the Advisor a flat management fee of 1% of the Fund's average net assets.

The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a servicing fee for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

The Transfer Agency Agreement with the Trust provides for the Fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly). In connection with obtaining/providing administrative services to the beneficial owners of Fund shares through broker-dealers, banks, trust companies and similar institutions that provide such services and maintain an omnibus account with the transfer agent, the Fund will pay to the transfer agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the fund held in accounts at the institutions, which payment will not exceed $1.92 multiplied by the average daily number of accounts holding Fund shares at the institution. These fees cover the usual transfer agency functions. In addition, the Fund bears certain other transfer agent expenses such as the costs of records retention, postage, telephone and line charges (including the toll-free service) used by shareholders to contact the transfer agent, transfer agent fees and expenses, including reimbursed expenses, are reduced by the amount of small account charges and account closing fees paid to the transfer agent. For the fiscal year ending September 30, 1996, the Fund paid USSI a total of $115,740 for transfer agency, lock box and printing services.

The transfer agent performs bookkeeping and accounting services and determines the daily net asset value for the Fund for a fee based upon assets and subject to an annual minimum fee of $35,000.

Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to the Fund.

The Fund pays all other expenses for its operations and activities. The expenses borne by the Fund include, among others, the charges and expenses of any shareholder servicing agents; custodian fees; legal and auditor expenses; brokerage commissions for portfolio transactions; the advisory fee; extraordinary expenses; expenses of shareholders and trustee meetings; expenses for preparing, printing, and mailing proxy statements, reports and other communications to shareholders; and expenses of registering and qualifying shares for sale.

                           DISTRIBUTION EXPENSE PLAN

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a distribution expense plan (the "Plan") under which Fund assets may be used to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, which include the costs of: printing and distribution of prospectuses and promotional materials; making slides and charts for presentations; assisting shareholders and prospective investors in understanding and dealing with the Fund; and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto. Fund assets may be used to pay for or reimburse such expenditures provided the total amount expended pursuant to this Plan does not exceed 0.25% of net assets annually.

Under the terms of the Plan the Fund may pay a servicing fee of up to 0.25% of the Fund's average net assets ( 1/12 of 0.25% monthly) to persons or institutions for performing certain servicing functions for Fund shareholders. These fees will be paid periodically and will generally be based on a percentage of the value of Fund shares held by the institution's clients. The Plan allows the Fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders. See DISTRIBUTION PLAN in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices. Performance comparisons will not be considered as representative of the future performance of the Fund.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also use a total return for differing periods computed in the same manner but without annualizing the total return.

The Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day or one-month period (the period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of that month. This income is then "annualized." That is, the income generated by the investment during the 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation. Dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio, and all recurring charges are recognized.

The standard total return and yield results do not take into account recurring and nonrecurring charges for optional services elected by certain shareholders; e.g., nominal fees like the $5 exchange fee. These fees reduce the actual return realized by shareholders.

                           U.S. GLOBAL ACCOLADE FUNDS


                          SHARES OF THE FUND ARE SOLD
                  AT NET ASSET VALUE WITHOUT SALES COMMISSIONS


                               Bonnel Growth Fund


                               INVESTMENT ADVISOR
                          U.S. Global Investors, Inc.
                              7900 Callaghan Road
                        Mailing Address: P.O. Box 781234
                         San Antonio, Texas 78278-1234


                             INVESTMENT SUB-ADVISOR
                                  Bonnel, Inc.
                                  P.O. Box 649
                               Reno, Nevada 89504

                                 TRANSFER AGENT
                       United Shareholder Services, Inc.
                                P.O. Box 781234
                         San Antonio, Texas 78278-1234

                                   CUSTODIAN
                             Bankers Trust Company
                                 16 Wall Street
                            New York, New York 10005

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                         One Riverwalk Place, Suite 900
                            San Antonio, Texas 78205

                                  100% No-Load

                       Be Sure to Retain This Prospectus.
                       It Contains Valuable Information.